UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF

REGISTERED MANAGEMENT INVESTMENT COMPANY

811-23368

(Investment Company Act file number)

1WS Credit Income Fund

(Exact name of registrant as specified in charter)

299 Park Avenue, 25th Floor, New York, New York 10171

(Address of principal executive offices)

(212) 377-4810

(Registrant's telephone number)

Kurt A. Locher

c/o 1WS Credit Income Fund

Chief Executive Officer

299 Park Avenue, 25th Floor

New York, New York 10171

(Name and Address of Agent for Service)

Date of fiscal year end: October 31

Date of reporting period: July 31, 2019

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Schedule of Investments.

1WS CREDIT INCOME FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS

July 31, 2019 (Unaudited)

		Maturity	Principal
	Rate	Date	Amount	Value
MORTGAGE-BACKED SECURITIES (40.53%)
Residential (33.63%)
Accredited Mortgage Loan Trust, Series 2007-1, Class M3(a)	1M US L + 0.29%	02/25/37	$1,000,000	$565,200
Argent Securities, Inc. Asset-Backed Pass-Through Certificates Series, Series 2004-W10, Class M5(a)	1M US L + 2.10%	10/25/34	206,162	193,524
Banc of America Funding, Series 2007-5, Class CA8(a)	5.35% - 1M US L	07/25/37	4,453,863	827,528
Bear Stearns Asset Backed Securities I Trust, Series 2005-HE3, Class M5(a)	1M US L + 2.12%	03/25/35	2,128,000	2,065,862
BNC Mortgage Loan Trust, Series 2006-1, Class A4(a)	1M US L + 0.31%	10/25/36	1,512,000	856,850
Citicorp Residential Mortgage Trust Series, Series 2006-2, Class M2(b)	5.34%	09/25/36	2,000,000	2,006,000
First Franklin Mortgage Loan Trust, Series 2005-FF12, Class M3(a)	1M US L + 0.50%	11/25/36	2,032,161	924,024
Fremont Home Loan Trust, Series 2004-C, Class M3(a)	1M US L + 1.73%	08/25/34	261,399	253,453
HSI Asset Securitization Corp. Trust, Series 2006-OPT2, Class M5(a)	1M US L + 0.54%	01/25/36	979,550	678,142
JP Morgan Mortgage Acquisition Trust, Series 2006-HE2, Class M2(a)	1M US L + 0.32%	07/25/36	1,015,626	923,813
JP Morgan Mortgage Trust, Series 2005-A5, Class TB1(a)	4.54%	08/25/35	740,771	737,141
Merrill Lynch Mortgage Investors Trust HE1, Series 2006-HE1, Class M2(a)	1M US L + 0.40%	12/25/36	2,000,000	1,793,600
Nationstar Home Equity Loan Trust, Series 2007-B, Class M2(a)	1M US L + 0.47%	04/25/37	992,476	649,377
New Century Home Equity Loan Trust, Series 2004-A, Class MI1(a)	4.39%	08/25/34	1,037,349	1,001,042
New Century Home Equity Loan Trust, Series 2005-B, Class M2(a)(c)	1M US L + 0.49%	10/25/35	500,000	397,000
New Century Home Equity Loan Trust, Series 2005-2, Class M6(a)	1M US L + 1.02%	06/25/35	304,736	231,722
Nomura Home Equity Loan, Inc. Home Equity Loan Trust, Series 2006-HE2, Class M2(a)	1M US L + 0.34%	03/25/36	1,723,444	1,151,261
Popular ABS Mortgage Pass-Through Trust, Series 2005-5, Class MF1(b)	3.99%	11/25/35	436,308	298,304
RALI Trust, Series 2007-QS4, Class 3A9	6.00%	03/25/37	1,177,908	1,099,106
RALI Trust, Series 2006-Q05, Class 1A2(a)	1M US L + 0.19%	05/25/46	1,133,722	981,576
RALI Trust, Series 2006-QS9, Class 1A16(a)	1M US L + 0.65%	07/25/36	958,845	752,022
RALI Trust, Series 2006-QS9, Class 1A5(a)	1M US L + 0.70%	07/25/36	1,413,599	1,116,602
Residential Asset Securitization Trust, Series 2005-A8CB, Class A6	5.00%	07/25/35	676,786	568,500
Wells Fargo Mortgage Backed Securities Trust, Series 2007-1, Class A4	5.75%	02/25/37	673,090	645,762
Wells Fargo Mortgage Backed Securities Trust, Series 2007-1, Class A8	5.75%	02/25/37	475,833	456,229
				21,173,640
Commercial (6.90%)
Banc of America Commercial Mortgage Trust, Series 2007-1, Class AMFX(a)	5.48%	01/15/49	675,767	675,699
Commercial Mortgage Trust, Series 2015-CR24, Class D(a)	3.46%	08/10/25	500,000	470,150
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2005-CB13, Class AJ(a)	5.79%	01/12/43	1,167,236	1,180,660
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C20, Class A4(d)	3.25%	12/15/24	1,000,000	1,037,500
Wells Fargo Commercial Mortgage Trust, Series 2015-LC22, Class D(a)	4.69%	09/15/58	1,000,000	980,700
				4,344,709

TOTAL MORTGAGE-BACKED SECURITIES (Cost $23,966,575)				25,518,349

ASSET-BACKED SECURITIES (18.53%)
Exeter Automobile Receivables Trust, Series 2019-2X, Class E	4.68%	06/15/23	2,500,000	2,559,500
KeyCorp Student Loan Trust, Series 2006-A, Class 2C(a)	3M US L + 1.15%	03/27/42	2,000,000	1,686,600
MelTel Land Funding LLC, Series 2019-1X, Class B	4.70%	04/15/24	750,000	767,100
MelTel Land Funding LLC, Series 2019-1X, Class C	6.07%	04/15/24	750,000	771,600
National Collegiate Student Loan Trust, Series 2007-4, Class A3A2(a)	5.74%	03/25/38	857,000	856,657
National Collegiate Student Loan Trust, Series 2007-1, Class A4(a)	1M US L + 0.31%	10/25/33	2,000,000	1,818,000
National Collegiate Student Loan Trust, Series 2005-3, Class B(a)(d)	1M US L + 0.50%	07/27/37	1,746,000	1,158,122

		Maturity	Principal
	Rate	Date	Amount	Value
ASSET-BACKED SECURITIES (continued)
Sofi Professional Loan Program, Series 2019-BX, Class R1(e)	0.00%	08/17/48	$56,770	$2,045,501

TOTAL ASSET-BACKED SECURITIES (Cost $11,371,776)				11,663,080

COLLATERALIZED LOAN OBLIGATIONS (30.21%)(a)
Anchorage Capital CLO, Ltd., Series 2015-7X, Class ER	3M US L + 5.60%	10/15/27	1,000,000	995,200
Anchorage Capital CLO, Ltd., Series 2016-8X, Class ER	3M US L + 5.75%	07/28/28	500,000	493,800
Anchorage Capital CLO, Ltd., Series 2015-6X, Class ER	3M US L + 6.35%	07/15/30	700,000	678,370
Apex Credit CLO, LLC, Series 2015-2X, Class ER	3M US L + 6.10%	10/17/26	500,000	484,050
BlueMountain CLO, Ltd., Series 2018-2X, Class SUB(e)	0.00%	08/15/31	1,300,000	767,000
BlueMountain CLO, Ltd., Series 2018-1X, Class ER	3M US L + 5.55%	04/20/27	500,000	470,450
Canyon Capital CLO, Ltd., Series 2014-2X, Class ER	3M US L + 6.85%	04/15/29	950,000	940,405
Cent CLO, Ltd., Series 2015-24X, Class DR	3M US L + 5.75%	10/15/26	1,000,000	978,800
Dryden Senior Loan Fund, Series 2015-38X, Class SUB(e)	0.00%	07/15/30	750,000	465,000
Figueroa CLO, Ltd., Series 2013-2X, Class DRR	3M US L + 5.60%	06/20/27	1,036,000	1,021,289
ICG US CLO, Ltd., Series 2016-1X, Class DR	3M US L + 5.75%	07/29/28	1,250,000	1,231,500
KKR Financial CLO, Ltd., Series 2018-13X, Class ER	3M US L + 4.95%	01/16/28	1,000,000	959,800
KKR Financial CLO, Ltd., Series 2019-16X, Class DR	3M US L + 6.75%	01/20/29	500,000	500,650
MP CLO, Ltd., Series 2015-2X, Class ER	3M US L + 5.45%	10/28/27	750,000	737,850
OCP CLO, Ltd., Series 2015-8X, Class D	3M US L + 5.50%	04/17/27	500,000	496,900
Palmer Square Loan Funding, Series 2019-2X, Class D	3M US L + 5.50%	04/20/27	1,000,000	982,000
Recette CLO, Ltd., Series 2015-1X, Class E	3M US L + 5.70%	10/20/27	1,500,000	1,492,950
SCOF, Ltd., Series 2015-2X, Class ER	3M US L + 5.71%	07/15/28	500,000	492,050
Shackleton CLO, Ltd., Series 2015-8X, Class ER	3M US L + 5.34%	10/20/27	1,000,000	983,100
Sound Point CLO III-R, Ltd., Series 2013-2RX, Class E	3M US L + 6.00%	04/15/29	500,000	473,750
Taberna Preferred Funding, Ltd., Series 2005-3X, Class B1	3M US L + 0.80%	02/05/36	1,000,000	406,300
TICP, Series 2015-1X, Class E	3M US L + 5.50%	07/20/27	1,000,000	951,400
Venture CDO, Ltd., Series 2016-23X, Class ER	3M US L + 5.95%	07/19/28	500,000	488,850
Venture CDO, Ltd., Series 2016-25X, Class E	3M US L + 7.20%	04/20/29	500,000	499,950
Voya CLO, Ltd., Series 2014-2X, Class SUB(e)	0.00%	04/17/30	761,000	304,400
Wind River CLO, Ltd., Series 2016-1X, Class ER	3M US L + 5.55%	07/15/28	750,000	721,350

TOTAL COLLATERALIZED LOAN OBLIGATIONS (Cost $19,023,275)				19,017,164

	7-Day
	Yield	Shares
SHORT TERM INVESTMENTS (11.42%)
BlackRock Liquidity Funds T-Fund	2.20%	7,191,253	7,191,253

TOTAL SHORT TERM INVESTMENTS (Cost $7,191,253)			7,191,253

TOTAL INVESTMENTS (100.69%) (Cost $61,552,879)			$63,389,846

Liabilities in Excess of Other Assets (-0.69%)(f)			(432,852)
NET ASSETS (100.00%)			$62,956,994

Percentages are stated as a percentage of net assets

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

Libor Rates:

1M US L - 1 Month LIBOR as of July 31, 2019 was 2.22%

3M US L - 3 Month LIBOR as of July 31, 2019 was 2.27%

(a)	Floating or variable rate security. The Reference Rate is described above. The Interest Rate in effect as of July 31, 2019 is based on the Reference Rate plus the displayed spread as of the security's last reset date.
(b)	Step bond. Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect at July 31, 2019.
(c)	All or a portion of this position has not settled as of July 31, 2019. The Fund will not accrue interest until the settlement date.
(d)	On July 31, 2019, securities valued at $1,597,050 were pledged as collateral for reverse repurchase agreements.
(e)	The level 3 assets were a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.
(f)	Includes cash being held as collateral for futures contracts.

FUTURES CONTRACTS

					Notional	Unrealized
Description	Counterparty	Position	Contracts	Expiration Date	Value	Depreciation
US 5YR NOTE	Wells Fargo	Short	280	September 2019	$(32,915,313)	$(125,790)
					$(32,915,313)	$(125,790)

REVERSE REPURCHASE AGREEMENTS

Counterparty	Borrowing Rate	Settlement Date	Maturity Date	Amount Borrowed
BNP Paribas	3.42%	07/18/19	01/14/2020	$460,000
Royal Bank of Canada	2.70%	07/08/19	01/06/2020	846,000
				$1,306,000

CREDIT DEFAULT SWAP CONTRACTS ON CREDIT INDICES ISSUE - SELL PROTECTION (CENTRALLY CLEARED)(a)

Reference Obligations	Clearing House	Fixed Deal Receive Rate	Currency	Maturity Date	Implied Credit Spread at July 31, 2019(b)	Notional Amount*(c)	Value	Upfront Premiums Received/(Paid)	Unrealized Appreciation
The Markit CDX NA High Yield Index	Intercontinental Exchange	5.00%	USD	6/20/24	3.22%	4,950,000	$373,561	$301,826	$71,735
							$373,561	$301,826	$71,735

Credit default swaps pay quarterly.

*	The notional amount of each security is stated in the currency in which the security is denominated.

(a)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(c)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

See Notes to Quarterly Consolidated Schedule of Investments.

1WS Credit Income Fund

Notes to Quarterly Consolidated Schedule of Investments

July 31, 2019

NOTE 1. ORGANIZATION

1WS Credit Income Fund (“1WS Credit”) is a Delaware statutory trust registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as a non-diversified, closed-end management investment company that continuously offers its shares of beneficial interest (‘‘Shares’’). 1WS Credit operates as an interval fund under Rule 23c-3 of the 1940 Act and, as such, has adopted a policy to make quarterly repurchase offers at a price equal to net asset value (‘‘NAV’’) per Share, of no less than 5% of the Shares outstanding.

1WS Credit’s investment objective is to seek attractive risk-adjusted total returns through generating income and capital appreciation. 1WS Credit will seek to achieve its investment objective by investing primarily in a wide array of structured credit and securitized debt instruments. There can be no assurance that our investment objective will be achieved.

1WS Credit was organized as a Delaware statutory trust on July 20, 2018 pursuant to an Agreement and Declaration of Trust governed by the laws of the State of Delaware. 1WS Credit had no operations from that date to March 4, 2019, commencement of operations, other than those related to organizational matters and the registration of its shares under applicable securities laws. 1WS Credit wholly owns and consolidates 1WSCI Sub I, LLC (the “Cayman Islands SPV”), an exempted company incorporated in the Cayman Islands on February 22, 2019. The Cayman Islands SPV is an investment vehicle formed to make investments on behalf of 1WS Credit. 1WS Credit is the managing and sole member of the Cayman Islands SPV pursuant to a limited liability agreement dated March 1, 2019. 1WS Credit and the Cayman Islands SPV are collectively referred to as the “Fund”.

1WS Capital Advisors, LLC (the ‘‘Adviser’’ or ‘‘1WS’’) serves as the investment adviser of the Fund. 1WS is a Delaware limited liability company that is registered as an investment adviser with the Securities and Exchange Commission (the ‘‘SEC’’) under the Investment Advisers Act of 1940 (the ‘‘Advisers Act’’). The Adviser is controlled by its managing member, One William Street Capital Management, L.P. (‘‘OWS’’), which is also registered with the SEC as an investment adviser. The Fund’s portfolio manager and other personnel of the Adviser have substantial experience in managing investments and investment funds; including funds which have investment programs similar to that of the Fund.

Institutional Class Shares (which are not subject to any sales load or asset-based distribution fee) of the Fund are being offered on a continuous basis at the NAV per Share calculated each day.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation: The accompanying consolidated schedule of investments are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and are stated in United States dollars. The Fund is considered an investment company under GAAP and follows the accounting and reporting guidance for investment companies under Financial Accounting Standards Board’s (‘’FASB’’) Accounting Standards Codification (‘’ASC’’) 946, Financial Services-Investment Companies, including accounting for investments at fair value.

Consolidation: 1WS Credit consolidates its investment in the Cayman Islands SPV because 1WS Credit is the sole shareholder of this entity. In accordance with ASC 810, Consolidation, the accompanying consolidated schedule of investments includes investments held by the Cayman Islands SPV.

Investment Transactions: Investment transactions are accounted for on a trade-date basis. Interest is recorded on an accrual basis. Premiums on fixed-income securities and discounts on non-distressed fixed-income securities are amortized.

In the normal course of business, the Fund may enter into derivative contracts (“derivatives”) for hedging purposes or to gain synthetic exposures to certain investments. Derivatives are financial instruments whose values are based on an underlying asset, index, or reference rate and include futures, swaps, swaptions, options, or other financial instruments with similar characteristics.

Methodologies for fair valuing Fund investments are determined by the Board’s Valuation Committee. The Board and its Valuation Committee have delegated the day to day responsibility for determining fair values in accordance with the policies it has approved to the Adviser.

Fund Valuation: Institutional Class Shares are offered at NAV. NAV per Share is determined daily. The Fund’s NAV per share is calculated by subtracting liabilities (including accrued expenses and indebtedness) from the total assets of the Fund (the value of the investments plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of Shares outstanding.

NOTE 3. PORTFOLIO VALUATION

ASC 820 Fair Value Measurement, defines fair value as an exit price representing the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants. ASC 820 establishes a fair value hierarchy for inputs used in measuring fair value and maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing the use of the most observable input when available.

Valuation inputs broadly refer to the assumptions market participants would use in pricing the asset or liability, including assumptions about risk. ASC 820 distinguishes between: (i) observable inputs, which are based on market data obtained from parties independent of the reporting entity, and (ii) unobservable inputs, which reflect the Adviser’s own assumptions about the judgments market participants would use. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the fair value measurement. When a valuation uses multiple inputs from varying levels of the fair value hierarchy, the hierarchy level is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Level 1—	Inputs that are unadjusted, quoted prices in active markets for identical assets or liabilities.

Level 2—	Inputs (other than quoted prices included in Level 1) that are observable, either directly or indirectly.

Level 3—	Inputs that are unobservable and reflect the Adviser’s best estimate of what market participants would use in pricing the asset or liability. This includes situations where there is little, if any, market activity for the asset or liability.

Generally, the Fund expects to be able to obtain pricing from independent third-party sources on many of its investments. However, in certain circumstances where such inputs are difficult or impractical to obtain or such inputs are deemed unreliable, we may fair value certain investments using internal manager marks.

The following factors may be pertinent in determining fair value: security covenants, call protection provisions and information rights; cash flows, the nature and realizable value of any collateral; the portfolio company’s ability to make payments; the principal markets and financial environment in which the portfolio company operates; publicly available financial ratios of peer companies; changes in interest rates for similar debt instruments; and enterprise values, among other relevant factors.

Determination of fair value involves subjective judgments and estimates not susceptible to substantiation by auditing procedures. Due to the inherent uncertainty of determining the fair value of investments that do not have readily available market quotations, the fair value of these investments may differ significantly from the values that would have been used had such market quotations existed for such investments, and any such differences could be material. Accordingly, under current accounting standards, the notes to the Fund’s financial statements will refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on the Fund’s financial statements.

The following tables summarize the Fund’s financial instruments classified as assets and liabilities measured at fair value by level within the fair value hierarchy as of July 31, 2019:

Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Residential Mortgage-Backed Securities	$–	$21,173,640	$–	$21,173,640
Commercial Mortgage-Backed Securities	–	4,344,709	–	4,344,709
Asset-Backed Securities	–	9,617,579	2,045,501	11,663,080
Collateralized Loan Obligations	–	17,480,764	1,536,400	19,017,164
Short Term Investments	7,191,253	–	–	7,191,253
Total	$7,191,253	$52,616,692	$3,581,901	$63,389,846
Other Financial Instruments
Assets:
Credit Default Swap Contracts	$–	$71,735	$–	$71,735
Liabilities:
Future Contracts	(125,790)	–	–	(125,790)
Total	$(125,790)	$71,735	$–	$(54,055)

The following table discloses the purchase of Level 3 portfolio investments as well as the value of transfers into or out of Level 3 for the period from commencement of operations to July 31, 2019 of the Fund’s Level 3 portfolio investments:

1WS Credit Income Fund	Asset Backed Securities	Collateralized Loan Obligations	Total
Balance as of March 4, 2019 (Commencement of Operations)	$-	$-	$-
Accrued discount/ premium	(81,077)	(46,992)	(128,069)
Realized Gain/(Loss)	-	-	-
Change in Unrealized Appreciation/(Depreciation)	126,571	13,250	139,821
Purchases	2,000,007	1,570,142	3,570,149
Sales Proceeds	-	-	-
Transfer into Level 3	-	-	-
Transfer out of Level 3	-	-	-
Balance as of July 31, 2019	$2,045,501	$1,536,400	$3,581,901
Net change in unrealized appreciation/(depreciation) attributable to Level 3 investments held at July 31, 2019	$126,571	$13,250	$139,821

The following table presents additional information about the valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of July 31, 2019:

Quantitative Information about Level 3 Fair Value Measurements

Asset Class	Fair Value (USD)	Valuation Technique	Unobservable Inputs	Value/Range
Asset-Backed Securities	$2,045,501	Broker pricing	Indicative quote	$3,603.14	(1)
Collateralized Loan Obligations	$1,536,400	Broker pricing	Indicative quote	$40.00 - $62.00

(1)	Input is based on the total market value of the outstanding loan, of which the Fund owns 6%.

Note 4. Derivative Instruments

The Fund may enter into derivative transactions in connection with its investing activities. These instruments derive their value, primarily or partially, from the underlying asset, indices, reference rate, or a combination of these factors. Derivatives are subject to various risks similar to non-derivative instruments, such as interest, market, and credit risk.

The Fund is subject to interest rate exposures, both directly and indirectly. Direct interest rate exposure can result from holding fixed rate bonds, the value of which may decrease if interest rates rise. Additionally, indirect interest rate exposure can result from certain securitization transactions that contain mismatches between the rate of interest earned on the underlying loans and/or receivables as compared to the rate of interest due on the securities. To hedge this risk for cases in which the Fund deems it effective, the Fund may enter into futures contracts, interest rate swaps, other interest rate options, or securities sold, not yet purchased.

The Fund is also subject to credit risk in the normal course of pursuing its investment objectives. In addition to the specific credit risk, in particular investment securities, the Fund is exposed to broader market credit risk. To hedge this risk, the Fund may enter into a variety of instruments, including credit default swaps, futures, options, and swaptions.

Futures Contracts: Futures contracts are commitments to either purchase or sell a financial instrument or commodity at a future date for a specified price. Upon entering into futures contracts, the Fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent changes in market value of the contract (which may require additional margin to be deposited) are recorded for financial statement purposes as unrealized gains or losses.

The Fund may use futures contracts to hedge against changes in the value of financial instruments or changes in interest rates. Upon entering into such futures contracts, the Fund bears the risk of interest rates or financial instruments’ prices moving adversely to the positions. With futures, counterparty risk is mitigated as these contracts are exchange-traded and the exchange’s clearinghouse guarantees against non-performance by the counterparty.

Credit Default Swaps and Credit Default Tranches: In a typical credit default swap, the Fund receives (if a buyer) or provides (if a seller) protection against certain credit events involving one or more specified reference entities. The buyer of a credit default swap is generally obligated to pay the seller a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a defined credit event on the reference obligation which may be a single security, a basket of securities, or a specified credit index. The applicable credit events are established at the inception of the transaction and generally include bankruptcy, insolvency, and failure to meet payment obligations when due, among other events. After a credit event occurs, the contingent payment payable by the seller to the buyer may be mitigated or reduced by segregated collateral and netting arrangements between the counterparties to the transaction.

A credit default tranche is a type of credit default swap that allows an investor to gain exposure to a particular portion of the loss distribution on a specified credit index. Tranches are defined by attachment and detachment points that specify the range of exposure to which an investor is receiving or providing protection with respect to the specified credit index.

The Fund may enter into credit default swaps or credit default tranches to hedge against changes in the value of, or to gain exposure to, the market, certain sectors of the market, or specific issuers. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss. Upon entering into a credit default swap, as a seller of protection or a buyer of protection, the Fund bears exposure to changes in market pricing of risk related to the reference obligations. Additionally, the Fund is exposed to counterparty risk to the extent the fair value of the credit default swap exceeds the collateral posted. Credit default swaps are either centrally cleared swaps or executed bilaterally under standard form ISDA master agreements entered into with each counterparty.

Any upfront payments made or received upon entering into a credit default swap contract are treated as part of the cost and any fluctuations are reflected as part of the unrealized gain (loss) on valuation. Upon termination of the swap contract, the amount included in the cost is reversed and becomes part of the credit default swap’s realized gain (loss). For credit default swap contracts, the upfront payments serve as an indicator of the current status of the payment/performance risk. The fair value of a credit default swap contract represents the amount of upfront payment that would be required to enter into such swap as of a measurement date. Upfront payments vary inversely to the price of debt issued by the reference entity. Increasing fair values for credit default swap contracts, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the market pricing of the reference entity’s debt.

Note 5. Leverage

The Fund may obtain leverage in seeking to achieve its investment objective, including obtaining financing to make investments in all types of debt and other obligations (“Credit Investments”). The Fund expects that borrowings by the Fund will be secured by Credit Investments held by the Fund. The Fund may obtain leverage through direct borrowing and/or through entering into reverse repurchase agreements or derivative transactions that create leverage.

Leverage can have the effect of magnifying the Fund’s exposure to changes in the value of its assets and may also result in increased volatility in the Fund’s NAV. This means the Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund owned its assets on an unleveraged basis. The value of an investment in the Fund will be more volatile and other risks tend to be compounded if and to the extent that the Fund is exposed to leverage directly or indirectly.

Item 2. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant's internal controls over financial reporting (as defined in rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant's last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 3. Exhibits.

The certifications required by Rule 30a-2 under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

1WS Credit Income Fund

By:	/s/ Kurt A. Locher
Kurt A. Locher, Chief Executive Officer
(Principal Executive Officer)
Date:	September 26, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kurt A. Locher
Kurt A. Locher, Chief Executive Officer
(Principal Executive Officer)
Date:	September 26, 2019

By:	/s/ Stephanie Dolan
Stephanie Dolan, Chief Financial Officer
(Principal Financial Officer)
Date:	September 26, 2019